U.S. $500,000,000*
                            Polaroid Corporation
                        Medium-Term Notes, Series A

                         DISTRIBUTION AGREEMENT

                                                       November   , 1996

Lehman Brothers Inc.
J.P. Morgan Securities Inc.
c/o Lehman Brothers Inc.
3 World Financial Center
New York, New York  10285

Dear Sirs:

     Polaroid Corporation, a Delaware corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issuance and sale by the Company of up to an aggregate of $500,000,000* in gross proceeds of its Medium-Term Notes, Series A (the "Notes"). The Notes are to be issued from time to time pursuant to an indenture, dated as of_____________, 1996 (as it may be supplemented or amended from time to time, the "Indenture"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee").

     The Notes shall have the maturity ranges, applicable interest rates or interest rate formulas, specified currency, issue price, redemption and repayment provisions and other terms set forth in the Prospectus referred to in Section 1(a) as it may be amended or supplemented from time to time, including any supplement providing for the interest rate, maturity and other terms of any Note (a "Pricing Supplement"). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and the Procedures referred to below. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell its Notes directly on its own behalf and of the right (notwithstanding anything to the contrary in Section 2(a) or otherwise herein) to appoint, upon prior written notice to the Agents, additional persons as "Agents" hereunder (provided that each such additional person agrees to be bound by all of the terms of this Agreement (including Exhibit A)), the Company hereby (i) appoints each of the Agents as the agent of the Company for the purpose of soliciting and receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes directly to an Agent as principal it will enter into a separate agreement (each a "Purchase Agreement"). Each such Purchase Agreement, whether oral (and confirmed in writing, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as specified in Exhibit C hereto, relating to such sale in accordance with Section 2(e) hereof. Notwithstanding anything to the contrary contained herein, including Section 2(a), the Company may accept offers to purchase Notes through an agent other than the Agents if the Company shall not have solicited such offers (provided that each such additional agent agrees to be bound by all of the terms of this Agreement (including Exhibit A)). The Company shall notify the Agents promptly after the acceptance of any such offer pursuant to the preceding sentence.

_______________________________
* Or the U.S. dollar equivalent in certain specified foreign currencies or currency units.

     Section 1.  Representations and Warranties.

     The Company represents and warrants to each Agent as of the date hereof, as of the Closing Date (defined herein) and as of the times referred to in Sections 6(a) and 6(b) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

     (a) A registration statement on Form S-3 (Registration No. 333-0791) (the "Rule 429 Registration Statement") with respect to the Notes, as amended by Pre-Effective Amendment No. 1 thereto which also constitutes Post Effective Amendment No. 1 ("Post Effective Amendment No. 1") to a registration statement on Form S-3 (Registration No. 33-44661) (the "Earlier Registration Statement") with respect to the Notes, (i) has been prepared by the Company in conformity with the requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the U.S. Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed by the Company with the Commission under the Securities Act and (iii) has become effective under the Securities Act. As provided in Section 3(b), a prospectus supplement reflecting the terms of the Notes, the terms of the offering thereof and the other matters set forth therein will be prepared and filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Notes, the terms of the offering thereof, and the other matters set forth therein may also be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed pursuant to Rule 424, is herein referred to as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed pursuant to Rule 424 is hereafter referred to as the "Preliminary Prospectus Supplement". Any prospectus accompanied by a Preliminary Prospectus Supplement is hereinafter referred to, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The Rule 429 Registration Statement and the Earlier Registration Statement, as amended at the time of the applicable Representation Date, including the exhibits thereto and the documents incorporated by reference therein, are herein called the "Registration Statement", and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement and the Pricing Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual or interim report of the Company or other documents filed pursuant to
Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and, to the knowledge of the Company, no stop-order has been initiated or threatened by the Commission.

     (b) On the effective date of the Rule 429 Registration Statement and Post-Effective Amendment No. 1 (the "effective date of the Registration Statement"), the Registration Statement conformed in all material respects to the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under such acts and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the applicable Representation Date and at the times during each period during which, in the reasonable opinion of counsel for the Agents, a prospectus relating to the Notes is required to be delivered by the Company or the Agents under the Act (each a "Marketing Period"), the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations, and none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company makes no representation or warranty under this Agreement as to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (the "Form T-1") under the Trust Indenture Act of the Trustee under the Indenture or information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein.

     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) The Company has full corporate power and authority to execute and deliver this Agreement and the Purchase Agreement (if any) and perform its obligations hereunder and thereunder; each of this Agreement and the Purchase Agreement (if any) has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company.

     (e) Neither the Company nor any of its subsidiaries (as defined in Rule 405 of the Rules and Regulations) (i) is in violation of its corporate charter or by-laws, (ii) is in default, and no event has occurred which is continuing and, with notice or lapse of time or both, would constitute a default, under any agreement, indenture or instrument or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, the effect of which violation, default or failure in clauses (i),
(ii) and (iii) would be material to the Company and its subsidiaries taken as a whole; the execution, delivery and performance of this Agreement and each applicable Purchase Agreement, if any, and compliance by the Company with the provisions of the Indenture and the Notes will not conflict with, result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule, or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties; and except as required by the Securities Act, the Trust Indenture Act, the Exchange Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement or each applicable Purchase Agreement, if any, or compliance with the provisions of the Indenture and the Notes by the Company.

     (f) Except as set forth or contemplated in the Registration Statement and Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and Prospectus, any material loss or interference with its business from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any material change in the capital stock or increases in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

     (g) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and whose reports appear in the Registration Statement and the Prospectus or are incorporated by reference therein, are independent public accountants as required by the Securities Act and the Rules and Regulations.

     (h) The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder, and has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and constitutes the valid and legally binding instrument of the Company enforceable in accordance with its terms; the Notes have been duly authorized by the Company, and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and this Agreement, and the Notes have been duly executed, authenticated, issued and delivered against payment therefor as provided herein and the Indenture, the Notes will be duly executed and duly issued by the Company and duly authenticated and delivered by the Trustee, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms and the terms of the Indenture; and the Notes and the Indenture will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

     (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure so to qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; all of the outstanding shares of capital stock of each of the Company's subsidiaries are validly issued and outstanding, fully paid and non-assessable and, except as otherwise described in the Registration Statement and the Prospectus, are owned, directly or indirectly, by the Company free and clear of all liens, claims, or encumbrances; and none of the subsidiaries of the Company (other than Polaroid International B.V. or any other subsidiary identified in a writing delivered by the Company to the Agents) is a significant subsidiary, as such term is defined in Rule 405 under the Securities Act.

     (j) The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     (k) Except as described in the Registration Statement and the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might result in any material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement or the Prospectus.

     (l) Except as otherwise disclosed therein, the financial statements filed as part of the Registration Statement or included or incorporated by reference in any Preliminary Prospectus or the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

     (m) There are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

     (n) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement under the Securities Act or the execution by the Company of this Agreement or each applicable Purchase Agreement, if any, have the right to request or demand that the Company register under the Securities Act securities held by them.

     (o) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.



      Section 2.     Solicitations as Agent; Purchases as Principal

     (a) Appointment. Subject to the terms and conditions stated herein, the Company hereby appoints each of the Agents as one of the exclusive agents of the Company for the purpose of soliciting or receiving offers to purchase the Notes from the Company by others. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as one of the exclusive agents of the Company, to use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. Except as otherwise provided herein (including in the third paragraph hereof), so long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of each such Agent, solicit or accept offers to purchase Notes otherwise than through one of the Agents provided, however, the Company expressly reserves the right to sell Notes directly to investors, in which case the Agents shall not receive any commission with respect to such sale. Each Agent may also purchase Notes from the Company as principal for purposes of resale, as more fully described in paragraph (e) of this Section.

     (b) Suspension of Solicitation. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or indefinitely. Upon receipt of at least one business day's prior written notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. For the purpose of this agreement, "business day" shall mean any day which is not a Saturday or Sunday and which is not a day on which (i) banking institutions are generally authorized or obligated by law to close in The City of New York and (ii) The New York Stock Exchange, Inc. is closed for trading.

          Upon receipt of notice from the Company as contemplated by Section 3(d) hereof, each Agent shall suspend its solicitation of offers to purchase Notes until such time as the Company shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 3(d) and shall have advised such Agent that such solicitation may be resumed.

     (c) Agent's Commission. Promptly upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by or offer to purchase received by an Agent, the Company agrees to pay such Agent a commission, in accordance with the schedule relating to the Notes set forth in Exhibit A hereto.

     (d) Solicitation of Offers. The Agents are authorized to solicit offers to purchase the Notes only in denominations as are specified in the Prospectus at a purchase price as shall be specified by the Company. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes received by it as an Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Notes received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

          No Note which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Note shall have been delivered to the purchaser thereof against payment by such purchaser.

     (e) Purchases as Principal. Each sale of Notes to any Agent as principal, for resale to one or more investors or to another broker-dealer (acting as principal for purposes of resale), shall be made in accordance with the terms of this Agreement and a Purchase Agreement whether oral (and confirmed in writing by such Agent to the Company, which may be by facsimile transmission) or in writing, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Purchase Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment of any Agent to purchase Notes from the Company as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Purchase Agreement shall specify the principal amount and terms of the Notes to be purchased by an Agent, the time and date (each such time and date being referred to herein as a "Time of Delivery") and place of delivery of and payment for such Notes and such other information (as applicable) as is set forth in Exhibit C hereto. The Company agrees that if any Agent purchases from it Notes as principal for resale such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Purchase Agreement or, if no compensation is indicated therein, a commission in accordance with Exhibit A hereto. Any Agent may utilize a selling or dealer group in connection with the resale of such Notes. In addition, the Agents may offer the Notes they have purchased as principal to other dealers. Any Agent may sell Notes to any dealer at a discount. Such Purchase Agreement shall also specify any requirements for delivery of opinions of counsel, accountant's letters and officers' certificates pursuant to Section 5 hereof.

     (f)  Purchase Agreement.  If the parties to any Purchase
Agreement so agree, the following provisions shall be included in such Purchase Agreement:

       "If, at any Time of Delivery, any Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Purchasers shall be obligated to purchase the Notes which the defaulting Purchaser agreed but failed to purchase at such Time of Delivery, in the respective proportions which the principal amount of Notes set opposite the name of each remaining non-defaulting Purchaser in Schedule 1 hereto bears to the aggregate principal amount of Notes set opposite the names of all the remaining non-defaulting Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Purchasers shall not be obligated to purchase any Notes at such Time of Delivery if the aggregate principal amount of Notes which the defaulting Purchaser or Purchasers agreed but failed to purchase exceeds 9.09% of the total principal amount of Notes to be purchased at such Time of Delivery and any remaining non-defaulting Purchaser shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes which it agreed to purchase at such Time of Delivery pursuant to this Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Purchasers, or those other Purchasers or underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportions as may be agreed upon among them, all the Notes to be purchased at such Time of Delivery. If the remaining Purchasers or other Purchasers or underwriters do not elect to purchase the Notes which the defaulting Purchaser or Purchasers agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to any non-defaulting Purchaser as set forth in
Section 4 of the Distribution Agreement. As used in this Agreement, the term 'Purchaser' includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this provision, purchases Notes which a defaulting Purchaser agreed but failed to purchase.

          "Nothing contained herein shall relieve a defaulting Purchaser of any liability it may have to the Company for damages caused by its default. If other Purchasers are obligated or agree to purchase the Notes of a defaulting Purchaser, either the Purchasers or the Company may postpone the Time of Delivery for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Purchasers may be necessary in the Registration Statement or the Prospectus or in any other document or arrangement."

     (g) Administrative Procedures. Administrative procedures respecting the sale of Notes (the "Procedures") are set forth in Exhibit B hereto and may be amended in writing from time to time by the Agents and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Procedures shall apply to all transactions contemplated hereunder including sales of Notes to any Agent as principal pursuant to a Purchase Agreement, unless otherwise set forth in such Purchase Agreement.

     (h)  Delivery of Documents.  The documents required to be delivered by
Section 5 hereof shall be delivered at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Closing Date").


   Section 3.  Covenants of the Company

     The Company agrees to furnish promptly to Simpson Thacher & Bartlett, counsel for the Agents, one signed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto and, in connection with each offering of Notes, the Company further agrees, except during any period of solicitation suspension pursuant to
Section 2(b):

     (a) Delivery of Signed Registration Statement and Other Documents. To deliver promptly to each Agent and counsel to the Agents such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (in each case excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement) and of each Preliminary Prospectus, the Prospectus and any documents incorporated by reference in the Preliminary Prospectus or Prospectus (excluding exhibits thereto) and any amended or supplemented Prospectus, as each Agent and counsel to the Agents may request;

     (b) Commission Filings. To file a Prospectus Supplement relating to the Notes in a form approved by the Agents and to file the Prospectus, including the Prospectus Supplement and any Pricing Supplement, with the Commission pursuant to the applicable provisions of Rule 424(b) of the Rules and Regulations within the time period provided therein and, during any Marketing Period, (i) to file any amendment to the Registration Statement or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Agents, be required by the Securities Act or requested by the Commission in conformity with the Securities Act or the Exchange Act, (ii) to file under the Exchange Act any document incorporated by reference in the Prospectus that may, in the reasonable judgment of the Company or the Agents, be required by the Securities Act or requested by the Commission in conformity with the Securities Act or the Exchange Act and (iii) to file promptly with the Commission all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus;

     (c) Copies of Filings with Commission. Prior to filing with the Commission during any Marketing Period any amendment to the Registration Statement or supplement to the Prospectus or to filing any Prospectus pursuant to Rule 424(b)(1), (b)(3) or (b)(4) of the Rules and Regulations (excluding any document incorporated by reference in the Prospectus and excluding any amendment or supplement or Prospectus relating to an offering of debt securities other than Notes), to furnish a copy thereof to the Agents and counsel for the Agents and obtain the consent of the Agents (which consent shall not be unreasonably withheld) regarding the filing;

     (d)  Notice to Agents of Certain Events.  To advise the Agents promptly
(i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, a supplement to the Prospectus or any additional information, (iii) upon the Company receiving notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceeding, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose,
(v) upon the Company learning of any downgrading in the rating accorded the Notes or any other debt securities of the Company, or any proposal to downgrade the rating of the Notes or any other debt securities of the Company, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, or of any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's debt securities as soon as the Company learns of such downgrading, proposal to downgrade or public announcement and (vi) upon the Company learning of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

     (e) Stop Orders. If, during any Marketing Period, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or Prospectuses, or if the qualification of the Notes for sale in any jurisdiction shall be suspended, to make every reasonable effort to obtain the lifting of that order or suspension at the earliest possible time;

     (f) Earnings Statements. As soon as practicable, but not later than 16 months after the date of each acceptance by the Company of an offer to purchase Notes hereunder, to make generally available to its security holders and to the Agents an earning statement of the Company and its subsidiaries (which need not be audited), conforming with the requirements of Section 11(a) of the Securities Act, covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance;

     (g) Copies of Reports, Releases and Financial Statements. For a period of three years after the applicable Representation Date, to furnish to the Agents copies of all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or quotation system upon which its Common Stock may be listed pursuant to the requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

     (h) Blue Sky Qualifications. Promptly from time to time to take such action as the Agents may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (i) Holdback. Between the date of a Purchase Agreement and the date of delivery of the Notes with respect thereto, the Company, without the consent of Lehman Brothers Inc. (which consent shall not be unreasonably withheld), will not offer or sell, or enter into any agreement to sell, any of its debt securities, other than borrowings under the Company's revolving credit agreements and lines of credit, the private placement of securities and issuances of its commercial paper;

     (j) Use of Proceeds. To apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Prospectus.

     (k) Revisions to Prospectus - Material Changes. If, during any Marketing Period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading, or if it is necessary at any time to amend any Prospectus to comply with the Securities Act, to notify the Agents promptly, in writing, to suspend solicitation of purchases of the Notes; and if the Company shall decide to amend or supplement the Registration Statement or any Prospectus, to promptly advise the Agents by telephone (with confirmation in writing) and to promptly, in writing, prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that if during the period referred to above any Agent shall own any Notes which it has purchased from the Company as principal with the intention of reselling them, the Company shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may, in the judgment of the Company or the Agents, be required by the Securities Act or requested by the Commission in conformity with the Securities Act or the Exchange Act.

     (l) Pricing Supplement. To prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and to file such Pricing Supplement pursuant to Rule 424 under the Securities Act with the Commission, in each case, within the applicable time period prescribed for such filing by the Rules and Regulations.


   Section 4.  Payment of Expenses

     The Company will pay:

    (i) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection,

             (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto,

             (iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act,

             (iv) the costs of distributing the Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including exhibits), the Basic Prospectus, each Prospectus, any supplement or amendment to any Prospectus and any documents incorporated by reference in any of the foregoing documents,

             (v) the fees and disbursements of the Trustee, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Company, and their respective counsel,

             (vi)      the costs and fees in connection with the listing of the
Notes     on any securities exchange,

             (vii) the cost and fees in connection with any filings with the National Association of Securities Dealers, Inc.,

             (viii) the fees and disbursements of counsel to the Company and counsel to the Agents (provided that, unless the Company shall agree to a greater amount with respect to any calendar year, the Company's obligation to pay fees and disbursements of counsel to the Agents in connection with the filing by the Company with the Commission after the Closing of any document incorporated by reference into any Prospectus pursuant to Item 12 of Form S-3 and the review by such counsel of the certificates, opinions and accountants' letters referred to in Sections 6(b), (c) and (d) hereof shall be limited to the annual amount of $16,000 with respect to services performed by such counsel in any calendar year commencing with the calendar year 1997),

             (ix) the fees paid to rating agencies in connection with the rating of the Notes,

             (x) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(h) hereof and of preparing and printing a Blue Sky Memorandum (including fees and disbursements of counsel for the Agents in connection therewith (not to exceed $5,000)),

             (xi) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Company, and

             (xii) all other reasonable costs and expenses arising out of the transactions contemplated hereunder and incident to the performance of the Company's obligations under this Agreement or otherwise in connection with the activities of the Agents under this Agreement.


   Section 5.  Conditions of Obligations of Agent

     The obligation of the Agents, as the agents of the Company, under this Agreement to solicit offers to purchase the Notes, the obligation of any person who has agreed to purchase Notes to make payment for and take delivery of Notes, and the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement, is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

     (a) Registration Statement. The Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Notes shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 3(l) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus; any request of the Commission for inclusion of additional information required by the Securities Act in the Registration Statement or any Prospectus shall have been complied with; and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or any Prospectus (or any document incorporated by reference therein, excluding any document incorporated by reference in the Prospectus and excluding any amendment or supplement or Prospectus relating to an offering of debt securities other than Notes) without the consent of the Agents (which consent shall not be unreasonably withheld).

     (b) No Suspension of Sale of the Notes. No order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 3(h) hereof shall have been issued, and no proceeding for that purpose shall have been threatened by any governmental agency or legally initiated.

     (c) No Material Omissions or Untrue Statements. No Agent shall have discovered and disclosed to the Company that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (d) Legal Matters Satisfactory to Counsel. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Indenture, the form of the Registration Statement, each Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Agents and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters, and counsel to the Agents shall have furnished the Agents their favorable opinion with respect to such matters and such additional matters as the Agents may reasonably request.

     (e) Opinions of Company Counsel. At the Closing Date, the Agents shall have received:

           (1) the opinion, addressed to the Agents and dated the Closing Date, of Cravath, Swaine & Moore, outside counsel to the Company, in the form of Exhibit E; and

           (2) The opinion, addressed to the Agents and dated the Closing Date, of Thomas M. Lemberg, Esq., Senior Vice President, General Counsel and Secretary of the Company, in the form of Exhibit F.

     (f) Officers' Certificate. The Company shall have furnished to the Agents on the Closing Date a certificate, dated the Closing Date, of its President or Vice President and its Treasurer or an Assistant Treasurer stating that:

                       (i) The representations and warranties of the Company contained herein are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions on its part to be fulfilled prior to the Closing Date set forth herein have been fulfilled;

                       (ii) They have carefully examined the Registration Statement, the Prospectus and the documents incorporated therein and, in their opinion, (A) as of the effective date of the Registration Statement, neither the Registration Statement nor the Prospectus included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(B) as of its date, the Prospectus did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) since the effective date of the Registration Statement or the date of the Prospectus, as the case may be, no event has occurred which should have been set forth in an amendment of the Registration Statement or a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

     (g) Accountant's Letter. The Company shall have furnished to the Agents on the Closing Date a letter of KPMG Peat Marwick LLP, addressed jointly to the Company and the Agents and dated the Closing Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, covering such specified financial statement items and procedures as the Agents may reasonably request prior to the execution of this Agreement and in form and substance satisfactory to the Agents.

     (h) Additional Conditions. There shall not have occurred: (a) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (b) any public announcement that any such organization has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, (c) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the Chicago Board Options Exchange or the over-the-counter market or the establishment of minimum prices on one or more of such exchanges or such market by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction, (d) a banking moratorium declared by United States federal or New York State authorities, (e) any outbreak or escalation in hostilities involving the United States or a declaration of a national emergency or war by the United States, (f) any material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of the Agents, inadvisable or impracticable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Purchase Agreement, as the case may be, or (g)(i) the Company or any of its subsidiaries shall have sustained since the date of the latest [audited] financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Purchase Agreement, as the case may be.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are exactly in the form set forth above and, if not, or if no particular form is set forth above, only if they are in form and substance satisfactory to counsel for the Agents.


   Section 6.  Additional Covenants of the Company.

     (a) Acceptance of Offer Affirms Representations and Warranties. The Company covenants and agrees that each acceptance by it of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or such purchaser's agent of the Notes relating to such acceptance as though made at and as of each such time (and such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

     (b) Subsequent Delivery of Officers' Certificates. The Company agrees that during each Marketing Period (unless a suspension shall be in effect under Section 2(b)), each time that the Registration Statement or any Prospectus shall be amended or supplemented (other than by a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes and other than an amendment or supplement relating exclusively to an offering of debt securities other than Notes), each time the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of an officers' certificate under this Section 6(b) as a condition to the purchase of Notes pursuant to such Purchase Agreement or the Company files with the Commission any document incorporated by reference into any Prospectus, the Company shall submit to the Agents a certificate, (i) as of the date of such amendment, supplement, Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, as of the first day of the next succeeding Marketing Period (unless a suspension shall be in effect under Section 2(b)), representing that the statements contained in the certificate referred to in
Section 5(f) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and each Prospectus as amended and supplemented to such time).

     (c) Subsequent Delivery of Legal Opinions. The Company agrees that during each Marketing Period (unless a suspension shall be in effect under Section 2(b)), each time that the Registration Statement or any Prospectus shall be amended or supplemented (other than by a Pricing Supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or similar changes and other than an amendment or supplement relating exclusively to an offering of debt securities other than Notes), each time the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a legal opinion under this Section 6(c) as a condition to the purchase of Notes pursuant to such Purchase Agreement or the Company files with the Commission any document incorporated by reference into any Prospectus (other than a Current Report on Form 8-K which contains no financial information and which, in the reaosnable judgment of the Company, contains no information that is materially important to the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole), the Company shall, (i) concurrently with such amendment, supplement, Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period (unless a suspension shall be in effect under Section 2(b)), furnish the Agents and their counsel with the written opinions of counsel to the Company specified in Section 5(e) hereof, each addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, to the same effect as the opinions referred to in Section 5(e) hereof, but modified, as necessary, to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of any such opinion, each such counsel may deliver to the Agents and their counsel a letter to the effect that the Agents may rely on such prior opinion to the same extent as if it were dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance); provided further that in connection with any such filing, except the filing of the Company's Annual Report on Form 10-K, the Company may deliver to the Agents and their counsel only the legal opinion of counsel to the Company specified in Section 5(e)(2) hereof.

     (d) Subsequent Delivery of Accountants' Letters. The Company agrees that during each Marketing Period (unless a suspension shall be in effect under Section 2(b)), each time that the Registration Statement or any Prospectus shall be amended or supplemented to include additional financial information, each time the Company sells Notes to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a letter under this Section 6(d) as a condition to the purchase of Notes pursuant to such Purchase Agreement or the Company files with the Commission any document incorporated by reference into any Prospectus pursuant to Item 12 of Form S-3 which contains additional financial information, the Company shall cause KPMG Peat Marwick LLP (or other independent accounts of the Company acceptable to the Agents) to furnish the Agents, (i) concurrently with such amendment, supplement, Time of Delivery relating to such sale or filing or (ii) if such amendment, supplement, or filing was not filed during a Marketing Period, on the first day of the next succeeding Marketing Period, a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, to the same effect as the letter referred to in Section 5(g) hereof but modified to relate to the Registration Statement and each Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or any Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, such accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement [unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agents, should be covered by such letter, in which event such letter shall also cover such other information].


   Section 7.  Indemnification and Contribution

     (a) The Company shall indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which that Agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or the Registration Statement or Prospectus as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Agent and each such controlling person promptly upon demand for any legal and other expenses reasonably incurred as incurred by that Agent or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in (x) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Agent specifically for inclusion therein or (y) in the Form T-1 provided by the Trustee for inclusion therein; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Agent or any person controlling an Agent on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Agent if that Agent failed to send or give a copy of the Prospectus (or the Prospectus as amended or supplemented) to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Notes to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure resulted from non-compliance by the Company with Section 3(b) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Agent shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Agent had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Agent or any controlling person of that Agent.

     (b) Each Agent severally, and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company, or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Registration Statement or Prospectus as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of that Agent specifically for inclusion therein, and shall reimburse the Company, or any such director or officer or controlling person promptly upon demand for any legal and other expenses reasonably incurred by the Company or any such director or officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Agent may otherwise have to the Company or any such director, officer or controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from its obligations hereunder, except to the extent that the indemnifying party is materially prejudiced by such failure to notify, or from any liability which it may have to an indemnified party otherwise than under this Section
7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable investigation, provided, however, that the Agents shall have the right to employ counsel to represent the Agents and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Agents against the Company under this Section 7 if, in the reasonable judgment of the Agents, it is advisable for the Agents and such controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Except as provided above, it is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiffs, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 7 shall be for any reason unavailable or insufficient to hold the indemnified party harmless, then each indemnifying party, with respect to its obligations as provided in Section 7(a) or 7(b), shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agents on the other hand with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and any Agent on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the sale of the Notes (before deducting expenses) received by the Company bear to the total commissions received by such Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d) and subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent and distributed to the public was offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


   Section 8.  Status of each Agent

     In soliciting offers to purchase Notes from the Company pursuant to this Agreement (other than in respect of any Purchase Agreement), each Agent is acting individually and not jointly and is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii), in particular, pay to the Agents any commission to which they would be entitled in connection with such sale.


   Section 9.  Representations, Warranties and Obligations to Survive
Delivery

     The respective indemnities, agreements, representations, warranties and other statements of the Company and the Agents contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

   Section 10. Termination

     This Agreement may be terminated for any reason with respect to any party hereto, at any time, by any party hereto upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. If, at the time of a termination, an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser has not occurred, the provisions of this Agreement shall remain in effect until such Notes are delivered. The provisions of Sections 2(c), 3(b), 3(f), 3(g), 4, 7, 8 and 9 hereof shall survive any termination of this Agreement.


   Section 11. Sales of Notes Denominated in a Foreign Currency and Indexed
               Notes

     If at any time the Company and any of the Agents shall determine to issue and sell Notes denominated in a currency or currency unit other than U.S. Dollars, which other currency may include a composite currency, or with respect to which an index is used to determine the amounts of payments of principal and any premium or interest, the Company and any such Agent shall execute and deliver an Amendment (a "Foreign Currency Amendment" or "Indexed Note Amendment," as the case may be) in the form attached hereto as Exhibit
G. Such amendment shall establish, as appropriate additions and modifications that shall apply to the sales, whether offered on an agency or principal basis, of the Notes covered thereby. The Agents are authorized to solicit offers to purchase Notes with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, and the Company shall agree to any sales of such Notes (whether offered on an agency or principal basis), only in a minimum aggregate amount of $2,500,000.


   Section 12. Notices

     Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to it as follows:
Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285-1200, Attention: Medium - Term Note Department, 12th Floor; Telephone
No.: (212) 526-2040; Telecopy No.: (212) 528-1718; [OTHER AGENTS];  notices to the Company shall be directed to it as follows: Polaroid Corporation, 549 Technology Square, Cambridge, Massachusetts 02139, Attention: Treasurer (R.Norwood), Telephone No.: (617) 386-3298, Telecopy No.: (617) 386-3277.


   Section 13. Binding Effect; Benefits

     This Agreement shall be binding upon each Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of
Section 15 of the Securities Act, and (b) the indemnity agreement of the Agents contained in Section 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the person referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

   Section 14. Governing Law; Counterparts

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.


   Section 15. Paragraph Headings

     The paragraph headings used in this Agreement are for convenience of reference only, and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.


                                        Very truly yours,

                                        Polaroid Corporation


                                        By:_____________________________
                                           Name:
                                           Title:



CONFIRMED AND ACCEPTED,
as of the date first above written:

Lehman Brothers Inc.


By:_________________________________
   Title:



J.P. Morgan Securities Inc.


By:_________________________________
   Title:

                                                                 Exhibit A


                        Polaroid Corporation
                      Medium-Term Notes, Series A
                        SCHEDULE OF PAYMENTS

     The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate U.S. dollar equivalent of the principal amount of
Notes:


             Term                           Commission Rate
     -------------------------------------------------------
      9 months to less than 12 months              0.125%
     -------------------------------------------------------
      12 months to less than 18 months             0.150%
     -------------------------------------------------------
      18 months to less than 2 years               0.200%
     -------------------------------------------------------
      2 years to less than 3 years                 0.250%
     -------------------------------------------------------
      3 years to less than 4 years                 0.350%
     -------------------------------------------------------
      4 years to less than 5 years                 0.450%
     -------------------------------------------------------
      5 years to less than 6 years                 0.500%
     -------------------------------------------------------
      6 years to less than 7 years                 0.550%
     -------------------------------------------------------
      7 years to less than 10 years                0.600%
     -------------------------------------------------------
      10 years to less than 15 years               0.625%
     -------------------------------------------------------
      15 years to less than 20 years               0.650%
     -------------------------------------------------------
      20 years to 30 years                         0.750%
     -------------------------------------------------------
      More than 30 years                   To be negotiated
                                            at time of sale
     -------------------------------------------------------

                                                     EXHIBIT B


                         Polaroid Corporation
                      Medium-Term Notes, Series A
                       Administrative Procedures


          Medium-Term Notes, Series A, due nine months or more from date of issue (the "Notes") may be offered on a continuing basis by Polaroid Corporation (the "Company"). Lehman Brothers Inc. and J. P. Morgan Securities Inc. (along with such other entities who may be appointed in accordance with the Distribution Agreement (as defined herein), each an "Agent" and collectively, the "Agents"), have each agreed to use their reasonable efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated November __, 1996 (as it may be supplemented or amended from time to time, the "Distribution Agreement") to which these administrative procedures are attached as an exhibit. The Notes will be issued pursuant to an Indenture, dated as of November __, 1996 (as it may be amended or supplemented from time to time, the "Indenture"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). The Notes will rank equally with all other unsecured and unsubordinated indebtedness of the Company and will have been registered with the Securities and Exchange Commission (the "Commission"). Unless otherwise noted, terms not defined herein shall have the same meanings as in the Prospectus Supplement relating to the Notes (the "Prospectus") or in the Distribution Agreement, as applicable. Special administrative procedures for Multi-Currency Notes and for Global Securities for Book-Entry Notes follow these administrative procedures.

          Administrative procedures for the offering are explained below.

Registration
------------
          Notes will be issued only in fully registered form as either a Book-Entry Note or a Certificated Note. Certificated Notes may be presented for registration of transfer or exchange at the New York office of the Trustee's designated agent.

Denominations
-------------
          Unless otherwise indicated in the applicable Pricing Supplement, Notes will be issued and payable in U.S. dollars in denominations of $1,000 and any integral multiple thereof.

Interest Payments
-----------------
          Interest on Fixed Rate Notes and Floating Rate Notes (each as defined in the Prospectus Supplement) shall accrue and be payable on terms specified in the Prospectus Supplement and the applicable Pricing Supplement.

Acceptance and Rejection of Offers
----------------------------------
          The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

Settlement
----------
          The receipt of immediately available funds in U.S. Dollars by the Company in The City of New York in payment for a Note (less the applicable commission) and the authentication and issuance of such Note shall, with respect to such Note, constitute "Settlement." All offers accepted by the Company will be settled from one to three Business Days from the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a later date; provided, however, that the Company will so notify the Trustee of any such later date on or before the Business Day immediately prior to the Settlement date.

Settlement Procedures for Certificated Notes
--------------------------------------------
          In the event of a purchase of Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement. In the Event of the sale of a Multi-Currency Note or an Indexed Note, additional or different Settlement details may be set forth in the applicable Amendment to be entered into between the Agent and the Company pursuant to the Distribution Agreement.

          Settlement procedures with regard to each Certificated Note sold through each Agent shall be as follows:


     A. Such Agent will advise the Company by telex or facsimile of the following Settlement information:

        1.  Exact name in which the Note is to be registered ("Registered
           Owner").

        2. Exact address of the Registered Owner and address for payment of principal and interest, if any.

        3.  Taxpayer identification number of the
            Registered Owner (if available).

        4.  Principal amount of the Note (and, if multiple
            Notes are to be issued, denominations thereof).

        5.  Settlement date (Original Issue Date).

        6.  Stated Maturity.

        7.  Issue Price.

        8.  Trade Date.

        9. Specified Currency and whether the option to elect payments in a Specified Currency applies and if the Specified Currency is not U.S.
            Dollars, the authorized denominations.

        10.  Interest rate:

                (a)  Fixed Rate Notes:

                      i)  interest rate

                (b)  Floating Rate Notes:

                      i)  Interest Rate Basis (e.g.,
                          Commercial Paper Rate)
                     ii)  Initial Interest Rate
                    iii)  Spread or Spread Multiplier, if any
                     iv)  Interest Reset Dates, Interest
                          Reset Period and Interest
                          Determination Dates
                      v)  Index Maturity
                     vi)  maximum and minimum interest
                          rates, if any

                (c)  Indexed Notes

                      The applicable terms thereof

        11.  Interest Payment Date(s) and Regular Record Dates.

        12. Optional Interest Reset Dates, if any, and Subsequent Interest Periods, if any.

        13.  Extension Periods, if any, and
             Final Maturity Dates, if any.

        14. The date on or after which the Notes are redeemable at the option of the Company or repurchasable by the Company at the option of the holder, and additional redemption or repurchase provisions, if any.

        15.  Amortization schedule, if any.

        16.  Wire transfer information, if applicable.

        17.  Agent's commission (to be paid in the
             form of a discount from the proceeds
             remitted to the Company upon Settlement).

        18. Whether such Certificated Note is issued at an original issue discount ("OID"), and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

        19.  Other provisions, if appropriate.

     B. The Company will confirm the above Settlement information to the Trustee by telex or facsimile. If the Company rejects an offer, the Company will promptly notify such Agent by telephone.

     C. The Trustee will assign a Note number to the transaction and will complete the first page of the preprinted 4-ply Note packet, the form of which was previously approved by the Company, the Agents and the Trustee.

     D. The Trustee will deliver the Note (with the attached white confirmation) and the yellow and blue stubs to the Agent. Such Agent will acknowledge receipt of the Note by completing the yellow stub and returning it to the Trustee.

     E. Such Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars in the amount of the principal amount of the Note, less the applicable commission or discount, if any.

     F. Such Agent will deliver the Note (with the attached white confirmation) to the purchaser against payment in immediately available funds in the amount of the principal amount of the Note. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes, delivery of the Note and the confirmation and payment by the purchaser for the Note.

     G. Such Agent will obtain the acknowledgement of receipt for the Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

     H.  The Trustee will mail the pink stub to the Company's Treasurer.


Settlement Procedures Timetable for Certificated Notes
------------------------------------------------------
          For offers accepted by the Company, Settlement procedures "A" through "H" set forth above shall be completed on or before the respective times set forth below:

      Settlement
      Procedure             Time (New York)
      ------------       -------------------

        A                5:00 PM on date of order
        B                3:00 PM on the Business Day prior to Settlement date
        C-D              12 noon on the Settlement date
        E                2:15 PM on the Settlement date
        F-G              3:00 PM on the Settlement date
        H                5:00 PM on Business Day after the Settlement date


Failure
-------

          In the event that a purchaser of a Note shall either fail to accept delivery of or make payment for such Note on the date fixed by the Company for Settlement, such Agent will immediately notify the Trustee and the Company's Treasurer by telephone, confirmed in writing, of such failure and return the Note to the Trustee. Upon the Trustee's receipt of the Note from the Agent, the Company will promptly return to the Agent an amount of immediately available funds in U.S. dollars equal to any amount previously transferred to the Company in respect of the Note pursuant to advances made by the Agent. Such returns will be made on the Settlement date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement date. The Company will reimburse such Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Upon receipt of the Note in respect of which the default occurred, the Trustee will mark the Note "cancelled", make appropriate entries in its records and deliver the Note to the Company with an appropriate debit advice. Such Agent will not be entitled to any commission with respect to any Note which the purchaser does not accept or make payment for.

Redemption
----------
          The Notes will be redeemable (if at all) prior to their Stated Maturity on terms specified in the Prospectus Supplement and the applicable Pricing Supplement.

Maturity
--------
          Notes will be paid at Maturity on terms specified in the Prospectus Supplement and the applicable Pricing Supplement.

Procedures for Establishing the Terms of the Notes
--------------------------------------------------
          The Company and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms and communicated with the Company, if the Company accepts an offer to purchase Notes upon such terms, the Company will prepare a Pricing Supplement, in the form previously approved by the Agents, reflecting the terms of such Notes and, after approval from such Agent, will arrange to electronically transmit for filing with the SEC under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus, if amended or supplemented) and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, together with such Pricing Supplement, to the Agent who presented such offer. See "Delivery of Prospectus."

          If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so "posted". Following establishment of posted rates and prior to the filing described in the following sentence, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, the Company will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Agents, will arrange to electronically transmit for filing with the SEC under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus if amended or supplemented) and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. See "Delivery of Prospectus."

Suspension of Solicitation; Amendment or Supplement
---------------------------------------------------
          In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
----------------------
          A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof, together with the applicable Pricing Supplement, must be delivered to a purchaser prior to or simultaneously with the earlier of the delivery of (i) the written confirmation of a sale sent to a purchaser or his agent and (ii) any Note purchased by such purchaser. The Company shall ensure that the applicable Agent receives copies of the Prospectus and each amendment or supplement thereto (including the applicable Pricing Supplement) in such quantities and within such time limits as will enable such Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. Copies of Pricing Supplements should be delivered to:

If to Lehman Brothers Inc.:

   By facsimile delivery to:

   Lehman Brothers Inc.
   c/o ADP
   Prospectus Services
   536 Broad Hollow Road
   Melville, New York  11747
   Attention:  Mike Ward
   Telephone:  (516) 254-7106
   Facsimile:  (516) 249-7492]

with a copy by hand to:

   Lehman Brothers Inc.
   3 World Financial Center, 9th Floor
   New York, New York  10285-0900
   Attention:  Brunnie Vazquez
   Telephone:  (212) 526-8400



If to J.P. Morgan Securities Inc.:

   By facsimile delivery to:

   J.P. Morgan Securities Inc.
   Medium-Term Note Desk
   60 Wall Street - 3rd Floor
   New York, New York  10260-0060
   Telephone:  (212) 648-0591
   Facsimile:  (212) 648-5907
   with a copy by hand to:

   J.P. Morgan Securities Inc.
   Medium-Term Note Desk
   60 Wall Street - 3rd Floor
   New York, New York  10260-0060
   Telephone:  (212) 648-0591

If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Notes sold directly by the Company.

Authenticity of Signatures
--------------------------
          The Company will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees and agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Advertising Costs
-----------------
          The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Notes. Advertising expenses incurred with the consent of the Company will be paid by the Company.

                SPECIAL ADMINISTRATIVE PROCEDURES
                     FOR MULTI-CURRENCY NOTES



          Settlements, payments and other matters relating to any Multi-Currency Note shall be effected in a manner consistent with the terms of such Multi-Currency Note, as set forth therein and in the Prospectus Supplement, the applicable Pricing Supplement and the Indenture.

        SPECIAL ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES


          Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for the Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated as of November __, 1996 and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of August 21, 1989, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). Except as otherwise set forth in this Exhibit B, Book-Entry Notes will be issued in accordance with the administrative procedures set forth below.

Issuance:      On any date of settlement (as defined under "Settlement"
               below) for one or more Fixed Rate Book-Entry Notes, the Company will issue one or more Global Securities in fully registered form without coupons (a "Global Security"), having the same CUSIP number, and representing all of such Notes that have the same Original Issue Date, interest rate and Stated
               Maturity.  Similarly, on any settlement date for one or more
               Floating Rate Book-Entry Notes, the Company will issue one or more Global Securities, having the same CUSIP number, and representing all of such Notes that have the same Original
               Issue Date, Interest Rate Basis, Initial Interest Rate,
               Interest Payment Period, Interest Payment Dates, Index
               Maturity, Spread or Spread Multiplier, if any, minimum interest rate (if any), maximum interest rate (if any), redemption provisions, if any, and Stated Maturity. No Global
               Security will represent (i) both Fixed Rate and Floating Rate
               Book-Entry Notes or (ii) any Certificated Note.  If the Global
               Securities having a single CUSIP number exceed the maximum principal amount specified by DTC, one Global Security will be authenticated and issued to represent each such maximum principal amount and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Identification
Numbers: The Company will arrange, on or prior to commencement of a program for the offering of Book-Entry Notes, with the CUSIP Service Bureau of Standard & Poor's Ratings Group (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Securities representing the Book-Entry Notes. The Trustee has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Company and DTC such written list of 900 CUSIP numbers of such series. The Trustee will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers the Trustee shall deliver such additional CUSIP numbers to the Company and DTC.

Registration:  Each Global Security will be registered in the name of Cede &
               Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:     Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Consolidation and
  Exchange:    The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same
               Original Issue Date, interest rate and Stated Maturity and with respect to which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same Interest
               Rate Basis, Original Issue Date, Initial Interest Rate,
               Interest Payment Dates, Index Maturity, Spread or Spread
               Multiplier, if any, minimum interest rate (if any), maximum interest rate (if any), redemption provisions, if any, and Stated Maturity and with respect to which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for one or more replacement Global Securities and
               (iii) a single new CUSIP number, obtained from the Company, to be assigned to such replacement Global Securities. Upon receipt of such a notice, DTC will send to its participants
               (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global
               Securities for one or more Global Securities bearing the single new CUSIP number, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP
               Service Bureau procedures, be cancelled and not immediately reassigned. If the Global Securities to be exchanged exceed the maximum principal amount specified by DTC, one Global
               Security will be authenticated and issued to represent each such maximum principal amount of the exchanged Global
               Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Denominations: Unless otherwise specified in the Prospectus Supplement or the applicable Pricing Supplement, Book-Entry Notes will be issued in principal amounts of $1,000 or any integral multiple thereof.

Interest:      Interest on each Book-Entry Note will accrue and be payable on terms specified in the Prospectus Supplement and the applicable Pricing Supplement. Standard & Poor's Ratings
               Group will use the information received in the pending deposit message described under Settlement Procedure "C", below in order to include the amount of any interest payable and certain other information regarding the related Global
               Security in the appropriate weekly bond report published by Standard & Poor's Ratings Group.

               Promptly after each Interest Determination Date for Floating Rate Notes, the Company will notify the Trustee, and the Trustee in turn will notify Standard & Poor's Ratings Group, of the interest rates determined on such Interest
               Determination Date.

Payments of Principal and
  Interest:    Payments of Interest Only.  Promptly after each Regular Record
               Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following
               Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Ratings Group. The
               Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

               Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".


               Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Trustee, or, if the Company so directs, by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. For maturity, redemption or any other principal payments: prior to 10 A.M. (New York City time) on such date or as soon as possible thereafter, the Trustee will make such payments to DTC in same day funds in accordance with DTC's Same Day Funds Settlement Paying Agent Operating Procedures. For interest payments:
               the Trustee will make such payments to DTC in accordance with existing arrangements between DTC and the Trustee. DTC will allocate such payments to its participants in accordance with its existing operating procedures. Neither the Company (either as issuer or as Paying Agent) nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

               Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.


Settlement
Procedures:    Settlement Procedures with regard to each Book-Entry Note
               which will be registered in the name of the nominee of DTC
               (unless otherwise indicated in the applicable Pricing
               Supplement, "Cede & Co.") sold by the Company through an Agent, as agent, shall be as follows:

               A.       Such Agent will advise the Company by telex or
                         facsimile of the following settlement information:

                         1. Principal amount of the Note (and, if multiple
                            Notes are to be issued, denominations thereof).

                         2.  Settlement date (Original Issue Date).

                         3. Stated Maturity.

                         4.  Issue Price.

                         5.  Trade Date.

                         6. Specified Currency and whether the option to
                            elect payments in a Specified Currency applies and if the Specified Currency is not U.S. Dollars, the authorized denominations.

                         7.  Interest rate:

                             (a)  Fixed Rate Notes:

                                 i)  interest rate

                             (b)  Floating Rate Notes:

                                 i)   Interest Rate Basis (e.g., Commercial
                                      Paper Rate)
                                 ii) Initial Interest Rate
                                 iii) Spread or Spread Multiplier, if any
                                 iv)  Interest Reset Dates, Interest Reset
                                      Period and Interest Determination
                                      Dates
                                 v)  Index Maturity
                                 vi)  maximum and minimum interest rates, if
                                      any

                             (c)  Currency Indexed Notes

                                 The applicable terms thereof

                         8.  Interest Payment Date(s) and Regular Record
                             Dates.

                         9. Optional Interest Reset Dates, if any, and Subsequent Interest Periods, if any.

                         10. Extension Periods, if any, and Final Maturity
                             Dates, if any.

                         11.The date on or after which the Notes are
                            redeemable at the option of the Company or repurchasable by the Company at the option of the holder, and additional redemption or repurchase provisions, if any.

                         12. Amortization schedule, if any.

                         13.Wire transfer information, if applicable.

                         14.Agent's Commission (to be paid in the form of a
                            discount from the proceeds remitted to the Company upon Settlement).

                         15.Whether such Book-Entry Note is issued at an
                            original issue discount ("OID"), and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

               B. The Company will advise the Trustee by electronic transmission of the information set forth in Settlement Procedure A above and the name of the applicable Agent. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and each Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture and (iii) upon authentication and delivery of such Global Security, the aggregate initial offering price of all Notes issued under the Indenture will not exceed the maximum aggregate amount then authorized (except for Book-Entry Notes represented by Global Securities authenticated and delivered in exchange for or in lieu of Global Securities pursuant to the Indenture and except for Certificated Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes pursuant to any such Section).

               C. The Trustee will assign a CUSIP number to the Global Security representing such Note and enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, such Agent and Standard & Poor's Ratings Group:

                         1. The applicable information set forth in
                            Settlement Procedure "A".

                         2. Identification as a Fixed Rate Book-Entry Note
                            or a Floating Rate Book-Entry Note.

                         3. Initial Interest Payment Date for such Note,
                            number of days by which such date succeeds the related "DTC Regular Record Date" (which term means the Regular Record Date except in the case of floating rate notes which reset daily or weekly in which case it means the date 5 calendar days immediately preceding the Interest Payment Date) and amount of interest payable on such Interest Payment Date per $1,000 of principal amount of such Note.

                         4. Frequency of interest payments (monthly,
                            semiannually, quarterly, etc.).

                         5. CUSIP number of the Global Security representing
                            such Note.

                         6. Whether such Global Security will represent any
                            other Book-Entry Note (to the extent known at such time).

               D. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes and the confirmation and payment by the purchaser of the Note.

                         Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

               E. The Trustee, as Trustee, will complete and authenticate the note certificate evidencing the Global Security representing such Book-Entry Note.

               F. DTC will credit such Note to the Trustee's participant account at DTC.

               G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to
                         (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement").

               H. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC
                         (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

               I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement date.

               J. The Trustee will transfer by wire to an account designated by the Company, or, if the Company so directs, credit to an account of the Company maintained at the Trustee, funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

Settlement Procedures
  Timetable:   For orders of Book-Entry Notes solicited by an Agent, as
               agent, and accepted by the Company for settlement, Settlement
               Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times
               (New York City time) set forth below:

               Settlement.
               Procedure           Time
               -----------         ------
                  A                11:00 A.M. on the sale date
                  B                12 Noon on the sale date
                  C                2:00 P.M. on the sale date
                  D                Day after sale date
                  E                3:00 P.M. on day before Settlement date
                  F                10:00 A.M. on Settlement date
                  G-H              2:00 P.M. on Settlement date
                  I                4:45 P.M. on Settlement date
                  J                5:00 P.M. on Settlement date

               If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12 Noon and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the second Business Day before the Settlement date. Settlement Procedure "J" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement date.

               If Settlement of a Book-Entry Note is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled Settlement date.

Failure to
Settle: If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", then, upon written request (which may be effected by facsimile transmission) of the Company, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable but no later than 2:00 P.M. on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

               If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System debiting such Book-Entry Note free to such Agent's participant account and crediting such Book-Entry Note free to the participant account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee (i) will immediately notify the Company, once the Trustee has confirmed that such Book-Entry Note has been credited to its participant account, and the Company shall immediately transfer by Fed wire (immediately available funds) to such Agent an amount equal to the amount with respect to such Book-Entry Note which was previously sent by wire transfer to the account of the Company in accordance with Settlement Procedure "J", and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the Settlement date, if possible, and in any event not later than 5:00 P.M. on the following Business Day. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustee Not to
 Risk Funds:   Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, DTC, the Agents, or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents, or the purchaser shall be made only to such extent that funds are provided to the Trustee for such purpose. Similarly, nothing herein shall alter any duty, or limit or diminish any right or immunity, of the Trustee under the Indenture.

                                                     EXHIBIT C



                       PURCHASE AGREEMENT
                       ------------------

Polaroid Corporation                     _______________, 19__
549 Technology Square
Cambridge, MA  02139

Attention: ________________

          Each of the undersigned purchaser(s) (the "Purchaser(s)") agree[s] to purchase Notes, as described in the Distribution Agreement dated November __, 1996 (as it may be supplemented or amended from time to time, the "Distribution Agreement"), in the principal amount set opposite such Purchaser's name on Schedule 1 hereto, such Notes to have the following terms:

   Aggregate Principal Amount    [$]_________________________
   Stated Maturity:                 _________________________
   Specified Currency:              _________________________
   Interest Rate:                   ________%
   Discount:                        ________% of Principal Amount
   Aggregate Price to be
     paid to Company
     (in immediately
     available funds):           [$]_________________________
   Time of Delivery:                _________________________
   Other Terms:                     _________________________


          Except as otherwise expressly provided herein, all terms used herein which are defined in the Distribution Agreement and not otherwise defined herein shall have the meanings set forth in the Distribution Agreement. The terms "Agent" or "Agents", as used in the Distribution Agreement, shall be deemed to refer to the undersigned Purchaser(s) for purposes of this Agreement.

          Our obligation to purchase Notes hereunder is subject to the continued accuracy of your representations and warranties contained in the Distribution Agreement and to your performance and observance of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to Section 6 and Section 7 thereof.
Our obligation hereunder is subject to the conditions set forth in Section 5 of the Distribution Agreement [and to the further condition that we shall receive (a) the opinions required to be delivered pursuant to Section 5(e) of the Distribution Agreement, (b) the certificate required to be delivered pursuant to Section 5(f) of the Distribution Agreement, (c) the letter referred to in Section 5(g), in each case dated as of the above Time of Delivery and (d) and such further information, certificates and documents as the Purchaser(s) or counsel to the Purchaser(s) may reasonably request.] 1/ The parties to any Purchase Agreement may agree that provisions relating to the payment of legal fees may be included in such Purchase Agreement.

          In further consideration of our agreement hereunder, you agree that between the date hereof and the above Time of Delivery, without the prior written consent of Lehman Brothers Inc. (which consent shall not be unreasonably withheld), you will not offer or sell, or enter into any agreement to sell, any debt securities of the Company, other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper or other issuances of Notes.

_______________________
   1/   As agreed at the time of entering into the Purchase Agreement.

          We may terminate this Agreement, in our absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities, if prior to that time (a) a downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (b) any such organization shall have publicly announced that is has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, (c) trading in securities generally on the New York Stock Exchange, the Chicago Board Options Exchange or the over-the-counter market shall have been suspended or materially limited or minimum prices shall have been established on one or more of such exchanges or such market by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction, (d) a banking moratorium shall have been declared by United States federal or New York State authorities, (e) the United States shall have become engaged in hostilities or there shall have been an escalation in hostilities involving the United States or a declaration of a national emergency or war shall have been made by the United States, (f) there shall have been such a material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of the Purchaser(s), inadvisable or impracticable to proceed with the payment for and delivery of the Notes, or (g)(i) the Company or any of its subsidiaries shall have sustained since the date of the latest [audited] financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
(i) or (ii), is, in the judgment of the Purchaser(s), so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

          If the parties to any Purchase Agreement so agree, the following provisions shall be included in such Purchase Agreement:

          "If, at any Time of Delivery, any Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting
Purchasers shall be obligated to purchase the Notes which the defaulting Purchaser agreed but failed to purchase at such Time of Delivery, in the respective proportions which the principal amount of Notes set opposite the name of each remaining non-defaulting Purchaser in Schedule 1 hereto bears to the aggregate principal amount of Notes set opposite the names of all the remaining non-defaulting Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Purchasers shall not be obligated to purchase any Notes at such Time of Delivery if the aggregate principal amount of Notes which the defaulting Purchaser or Purchasers agreed but failed to purchase exceeds 9.09% of the total principal amount of Notes to be purchased at such Time of Delivery and any remaining non-defaulting Purchaser shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes which it agreed to purchase at such Time of Delivery pursuant to this Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Purchasers, or those other Purchasers or underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportions as may be agreed upon among them, all the Notes to be purchased at such Time of Delivery. If the remaining Purchasers or other Purchasers or underwriters do not elect to purchase the Notes which the defaulting Purchaser or Purchasers agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to any non-defaulting Purchaser as set forth in Section 4 of the Distribution Agreement. As used in this Agreement, the term 'Purchaser' includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this provision, purchases Notes which a defaulting Purchaser agreed but failed to purchase.

               "Nothing contained herein shall relieve a defaulting Purchaser of
any liability it    may have to the Company for damages caused by its
default. If other Purchasers are obligated or agree to purchase the Notes of a defaulting Purchaser, either the Purchasers or the Company may postpone the Time of Delivery for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Purchasers may be necessary in the Registration Statement or the Prospectus or in any other document or arrangement."

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                              [Insert name(s) of Purchaser(s)]


                               By _________________________
                                  [Title]


Accepted:                 19__

Polaroid Corporation


By _________________________
   [Title]

                                               EXHIBIT D

                         Polaroid Corporation

                     Medium-Term Notes, Series A

                  [FOREIGN CURRENCY] [INDEXED NOTE]
           AMENDMENT NO. ____________ TO DISTRIBUTION AGREEMENT,
                   DATED NOVEMBER __, 1996, AS AMENDED


[Insert Title of Foreign Currency and, in the case of Indexed Notes, the Indexed Basis]

          The undersigned hereby agree that for the purposes of the issue and sale of Notes denominated in [title of currency or currency unit] (the "Specified Currency") (and indexed to [title of index basis] (the "Index Basis")] pursuant to the Distribution Agreement, dated November __, 1996 as it may be amended (the "Distribution Agreement") among Polaroid Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc., the following additions and modifications shall be made to the Distribution Agreement. The additions and modifications adopted hereby shall be of the same effect for the sale under the Distribution Agreement of all Notes denominated in the Specified Currency [and indexed to the Index Basis], whether offered on an agency or principal basis, but shall be of no effect with respect to Notes denominated in any currency or currency unit other than the Specified Currency.

          Except as otherwise expressly provided herein, all terms used herein which are defined in the Distribution Agreement shall have the same meanings as in the Distribution Agreement. The term[s] Agent [or Agents], as used in the Distribution Agreement, shall be deemed to refer [only] to the undersigned Agent[s] for purposes of this Amendment.

          [Insert appropriate additions and modifications to the Distribution Agreement, for example, to opinions of counsel, conditions to obligations and settlement procedures, etc., in each case as mutually agreed by the parties]



_______________, 19__

Polaroid Corporation


By_________________________
  Name:
  Title:

[Name(s) of Agent(s) participating in the offering of Notes in the Specified Currency]


By_________________________
  Name:
  Title: